Subsequent Events	12 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 — SUBSEQUENT EVENTS

The Company has assessed all events from June 30, 2025, through November 17, 2025 which is the date that these audited consolidated financial statements are available to be issued. On October 20, 2025, the Company completed its initial public offering of 1,400,000 ordinary shares at a public offering price of $4.00 per share, for aggregate gross proceeds of approximately $5.6 million, prior to deducting underwriting discounts and other offering expenses. In addition, the Company granted the underwriters a 45-day Over-Allotment Option to purchase up to an additional 210,000 ordinary shares at the initial public offering price, less underwriting discounts. The shares began trading on the Nasdaq Capital Market on October 17, 2024, under the symbol “ACCL.”